                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of NYFIX, Inc. (the "Company") on Form 10-K for the  period  ending  December  31,  2002 as filed  with the  Securities  and
Exchange  Commission  on the date hereof  (the  "Report"),  I, Peter K.  Hansen,
Chairman,  President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d)
of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Peter K. Hansen
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Peter K. Hansen
Chairman, President and
Chief Executive Officer
March 31, 2003

This  certification  accompanies  this  Report  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002 and shall not,  except to the extent required by the
Sarbanes-Oxley  Act of 2002,  be deemed  filed by the  Company  for  purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.